                      TOYOTA MOTOR CREDIT CORPORATION

          Servicer's Certificate - Toyota Auto Lease Trust 1997-A

  Distribution Date of May 25, 2000 for the Collection Period of April 1, 2000
                             through April 30, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
   Aggregate Net Investment Value (ANIV)                       1,231,231,519.20
   Discounted Principal Balance                                1,231,231,519.20
   Servicer Advance                                                2,825,418.78
   Servicer Payahead                                               1,580,862.05
   Number of Contracts                                                   56,340
   Weighted Average Lease Rate                                             7.66%
   Weighted Average Remaining Term                                        35.8
   Servicing Fee Percentage                                                1.00%

POOL DATA - CURRENT MONTH
-------------------------
   Aggregate Net Investment Value                                532,056,638.34
   Discounted Principal Balance                                  484,327,889.74
   Servicer Advances                                               2,879,684.00
   Servicer Pay Ahead Balance                                      3,508,815.37
   Maturity Advances Outstanding                                         --
   Number of Current Contracts                                           31,156
   Weighted Average Lease Rate                                             7.74%
   Weighted Average Remaining Term                                         7.7


RESERVE FUND:
  Initial Deposit Amount                                                                          30,780,787.98
  Specified Reserve Fund Percentage                                                                       4.425%
  Specified Reserve Fund Amount                                                                   54,481,994.72


                                                        Class A                Class B                Total
                                                        Amount                  Amount                Amount
                                                      -------------          ------------         -------------
  Beginning Balance                                   25,650,343.43          1,227,656.25         26,877,999.68
  Withdrawal Amount                                    4,174,789.29                 --             4,174,789.29
  Cash Capital Contribution                           27,694,995.00                               27,694,995.00
  Transferor Excess                                      760,580.73                                  760,580.73
                                                      ---------------------------------------------------------
  Reserve Fund Balance Prior to Release               49,931,129.87          1,227,656.25         23,463,791.12
  Specified Reserve Fund Balance                      53,254,338.47          1,227,656.25         54,481,994.72
                                                      ---------------------------------------------------------
  Release to Transferor                                       --                    --                    --
  Ending Reserve Fund Balance                         49,931,129.87          1,227,656.25         23,463,791.12
  Prior Cumulative Withdrawal Amount                   8,660,844.52                 --             8,660,844.52
  Cumulative Withdrawal Amount                        12,835,633.81                 --            12,835,633.81


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                            VEHICLES
                                                                         --------
  Liquidated Contracts                                                      121
                                                                            ---

  Discounted Principal Balance                                                                   2,088,404.94
  Net Liquidation Proceeds                                                                      (1,727,550.52)
  Recoveries - Previously Liquidated Contracts                                                    (106,286.68)
                                                                                     ------------------------
  Aggregate Credit Losses for the Collection Period                                                254,567.74
                                                                                     ========================
  Cumulative Credit Losses for all Periods                                                      16,706,435.45
                                                                                     ========================
  Repossessed in Current Period                                              45
                                                                             --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                          Annualized Average
FOR EACH COLLECTION PERIOD:                                                                      Charge-Off Rate

  Second Preceding Collection Period                                                                                0.69%
  First Preceding Collection Period                                                                                 0.60%
  Current Collection Period                                                                                         0.54%

CONDITION (i) (CHARGE-OFF RATE)

   Three Month Average                                                                                              0.61%
   Charge-off Rate Indicator ( > 1.25%)                                                                CONDITION NOT MET

DELINQUENT CONTRACTS:                                         Percent          Accounts         Percent             ANIV
                                                              -------          --------         -------             ----
  31-60 Days Delinquent                                        3.52%             1098            3.28%         17,448,898.72
  61-90 Days Delinquent                                        0.33%              104            0.31%          1,673,416.51
  Over 90 Days Delinquent                                      0.04%               13            0.04%            231,752.45
                                                                             ------------                    ---------------
  Total Delinquencies                                                            1,215                         19,354,067.68
                                                                             ============                    ===============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                    0.19%
  First Preceding Collection Period                                                                                     0.19%
  Current Collection Period                                                                                             0.38%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                   0.25%
  Delinquency Percentage Indicator ( > 1.25%)                                                              CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:                                                  VEHICLES
                                                                             --------
  Matured Lease Vehicle Inventory Sold                                          2129                           33,083,547.43
  Net Liquidation Proceeds                                                      ----                          (29,361,688.18)
                                                                                                            ----------------
  Net Residual Value (Gain) Loss                                                                                3,721,859.25
                                                                                                            ================
  Cumulative Residual Value (Gain) Loss all periods                                                            24,778,652.86
                                                                                                            ================


                                                                                               Average             Average
                                                   Number     Scheduled         Sale       Net Liquidation         Residual
MATURED VEHICLES SOLD FOR                           Sold      Maturities       Ratio           Proceeds             Value
EACH COLLECTION PERIOD:                             ----      ----------       -----           --------             -----
  Second Preceding Collection Period                1,368        4,417          30.97%        13,799.66            15,836.53
  First Preceding Collection Period                 2,064        4,589          44.98%        14,122.18            15,877.09
  Current Collection Period                         2,129        5,496          38.74%        13,791.30            15,610.59
  Three Month Average                                                                         13,916.17            15,765.08

Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                        88.27%


                                                                                                  CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                              AMOUNT/RATIO       TEST MET?
                                                                                                   ------------       ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                                   38.74%             YES

b) Number of Scheduled Maturities greater than 500                                                    5,496              YES

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values              88.27%             NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                                CONDITION NOT MET

                     TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of May 25, 2000 for the Collection Period of April 1,
                       2000 through April 30, 2000

                                                                                                  Certificate Balance
                                                                                                  -------------------
                                                                                Total           Percent             Balance
INTEREST:                                                                                       98.00%
  Interest Collections                                                     3,114,162.03
  Net Investment Income                                                    1,145,691.21
  Non-recoverable Advances                                                  (237,661.92)
                                                                        ---------------
  Available Interest                                                       4,022,191.32                           3,955,590.15
  Class A1, A2, A3 Notional Interest Accrual Amount                       (3,830,614.58)                         (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                                       --                                     --
  Interest Accrual for Adjusted Class B Certificate Bal                     (415,406.25)                           (415,406.25)
  Class B Interest Carryover Shortfall                                             --                                     --
  Servicer's Fee                                                            (497,699.22)                           (486,175.72)
  Capped Expenses                                                            (32,441.31)                            (31,690.18)
  Interest Accrual on Class B. Cert. Prin. Loss Amt                                --                                     --
  Uncapped Expenses                                                                --                                     --
                                                                        ---------------                       ----------------
  Total Unallocated Interest                                                (753,970.04)                           (808,296.58)
  Excess Interest to Transferor                                                    --                                     --
                                                                        ---------------                       ----------------
       Net Interest Collections Available                                          --                              (808,296.58)
                                                                        ---------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                               (3,884,358.61)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                              --
  DEPOSIT TO RESERVE FUND:                                                   760,580.73
  WITHDRAWAL FROM RESERVE FUND:                                            4,174,789.29
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                              1,224,120.09
  NET WITHDRAWAL FROM THE RESERVE FUND:                                    3,414,208.56

PRINCIPAL:
  Current Loss Amount                                                     (3,976,426.99)                         (3,884,358.61)
  Loss Reimbursement from Transferor                                         517,865.90                             517,865.90
  Loss Reimbursement from Reserve Fund                                     3,366,492.71                           3,366,492.71
                                                                        ---------------                       ----------------
      Total                                                                  (92,068.38)
                                                                                  --
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                               --
  Current increase (decrease)                                                     --
  Ending Balance                                                                  --
                                                                        ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                               --
  Current increase (decrease)                                                     --
  Ending Balance                                                                  --
                                                                        ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                               --
  Current increase (decrease)                                                     --
  Ending Balance                                                                  --
                                                                        ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                               --
  Current increase (decrease)                                                     --
  Ending Balance                                                                  --
                                                                        ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                    --                                     --
  Allocations - Current Period                                            63,866,242.86                          63,866,242.86
  Allocations - Accelerated Principal Distribution                                 --                                     --
  Allocations - Not Disbursed Beginning of Period                        213,189,132.00                         213,189,132.00
  Allocations - Not Disbursed End of Period                              277,055,374.86                         277,055,374.86
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                    --                                     --
  Allocations - Current Period                                             4,246,020.83                           4,246,020.83
  Allocations - Not Disbursed Beginning of Period                          4,246,020.83                           4,246,020.83
  Allocations - Not Disbursed End of Period                                8,492,041.66                           8,492,041.66
DUE TO TRUST - CURRENT PERIOD:                                                                                            --
  Total Deposit to/ (Withdrawal from) Reserve Fund                        (3,414,208.56)
  Due To Trust                                                            66,966,572.48                          66,966,572.48
                                                                        ---------------                       ----------------
     Total Due To Trust                                                   63,552,363.92                          66,966,572.48


                                                                        Class A1              Class A2
                                                                        --------              --------
                                                                        Balance                Balance
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                        --              3,227,634.44
  Class A1, A2, A3 Notional Interest Accrual Amount                         --             (3,439,583.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                                --                      --
  Interest Accrual for Adjusted Class B Certificate Bal
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                       --             (3,884,358.61)
  Loss Reimbursement from Transferor                                        --                517,865.90
  Loss Reimbursement from Reserve Fund                                      --              3,366,492.71
                                                                ----------------        ----------------
      Total                                                                 --                      --

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             --                      --
  Allocations - Current Period                                              --             63,866,242.86
  Allocations - Accelerated Principal Distribution                          --                      --
  Allocations - Not Disbursed Beginning of Period                           --            213,189,132.00
  Allocations - Not Disbursed End of Period                                 --            277,055,374.86
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             --                      --
  Allocations - Current Period                                              --              3,439,583.33
  Allocations - Not Disbursed Beginning of Period                           --              3,439,583.33
  Allocations - Not Disbursed End of Period                                 --              6,879,166.66
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                              --             66,370,978.98
                                                                ----------------        ----------------
     Total Due To Trust                                                     --             66,370,978.98


                                                                     Class A3                   Class B
                                                                     --------                   -------
                                                                      Balance                   Balance
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                  361,246.78               366,708.93
  Class A1, A2, A3 Notional Interest Accrual Amount                  (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall                                                         --
  Interest Accrual for Adjusted Class B Certificate Bal                                       (415,406.25)
  Class B Interest Carryover Shortfall                                                               --
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt                                                  --
  Uncapped Expenses
  Total Unallocated Interest
  Excess Interest to Transferor
       Net Interest Collections Available
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:
  DEPOSIT TO RESERVE FUND:
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                       --                       --
  Loss Reimbursement from Transferor                                        --                       --
  Loss Reimbursement from Reserve Fund                                      --                       --
                                                                ----------------         ----------------
      Total                                                                 --                       --
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             --                       --
  Allocations - Current Period                                              --                       --
  Allocations - Accelerated Principal Distribution                          --                       --
  Allocations - Not Disbursed Beginning of Period                           --                       --
  Allocations - Not Disbursed End of Period                                 --                       --
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                             --                       --
  Allocations - Current Period                                        391,031.25               415,406.25
  Allocations - Not Disbursed Beginning of Period                     391,031.25               415,406.25
  Allocations - Not Disbursed End of Period                           782,062.50               830,812.50
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                        286,400.27               309,193.23
                                                                ----------------         ----------------
     Total Due To Trust                                               286,400.27               309,193.23


                                                                              Transferor Interest
                                                                              -------------------
                                                                         Interest                Principal
INTEREST:                                                                   2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                                   66,601.17
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                      (11,523.50)
  Capped Expenses                                                        (751.13)
  Interest Accrual on Class B. Cert. Prin. Loss Amt
  Uncapped Expenses                                                         --
                                                                ----------------
  Total Unallocated Interest                                           54,326.54
  Excess Interest to Transferor                                             --
                                                                ----------------
       Net Interest Collections Available                              54,326.54
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                        (3,884,358.61)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                      --
                                                                ----------------
  DEPOSIT TO RESERVE FUND:                                         (3,830,032.07)
                                                                ----------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                                            (92,068.38)
  Loss Reimbursement from Transferor                                 (517,865.90)
  Loss Reimbursement from Reserve Fund                                                     ----------------
      Total                                                                                      (92,068.38)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                       --
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                       --
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                              --                        --
                                                                ----------------          ----------------
     Total Due To Trust                                                     --                        --

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of May 25, 2000 for the Collection Period of April 1,
                          2000 through April 30, 2000

                                                               CERTIFICATE BALANCE           CLASS A1                  CLASS A2
                                                               -------------------           --------                  -------
                                                 Total       Percent         Balance    Percent         Balance        Percent
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)     1,231,231,519.20

Discounted Principal Balance              1,231,231,519.20

Initial Notional/Certificate Balance                      -   100.00%   1,206,600,000.00    33.98%       410,000,000.00     53.87%

Percent of ANIV                                                                    98.00%                         33.30%
Certificate Factor                                                               1.00000                        1.00000
Notional/Certificate Rate                                                                                        6.2000%
Target Maturity Date                                                                                 September 27, 1999
Servicer Advance                              2,825,418.78
Servicer Payahead                             1,580,862.05
Number of Contracts                                 56,340
Weighted Average Lease Rate                    7.66%
Weighted Average Remaining Term                 35.8
Servicing Fee Percentage                       1.00%

POOL DATA PRIOR MONTH

Aggregate Net Investment Value              597,239,069.67
Discounted Principal Balance                551,094,793.68

Notional/Certificate Balance                                              796,600,000.00                               -

Adjusted Notional/Certificate Balance                                     583,410,868.00                               -

Percent of ANIV                                                                    97.68%                          0.00%
Certificate Factor                                                               1.00000                               -

Servicer Advances                             2,558,209.14
Servicer Pay Ahead Balance                    4,086,704.47
Maturity Advances Outstanding

Number of Current Contracts                         34,927
Weighted Average Lease Rate                    7.71%
Weighted Average Remaining Term                  8.0

POOL DATA CURRENT MONTH

Aggregate Net Investment Value              532,056,638.34
Discounted Principal Balance                484,327,889.74

Notional/Certificate Balance                                              796,600,000.00                           0.00
Adjusted Notional/Certificate Balance                                     519,544,625.14                           0.00
Percent of ANIV                                                                    97.65%                          0.00%
Certificate Factor                                                               1.00000                               -

Servicer Advances                             2,879,684.00
Servicer Pay Ahead Balance                    3,508,815.37
Maturity Advances Outstanding                            -

Number of Current Contracts                         31,156
Weighted Average Lease Rate                    7.74%
Weighted Average Remaining Term                  7.7
Prior Certificate Interest Payment Date     March 27, 2000
Next Certificate Interest Payment Date  September 25, 2000


                                             CLASS A2         CLASS A3                    CLASS B               TRANSFEROR INTEREST
                                             --------         --------                    -------               -------------------
                                             Balance    Percent        Balance    Percent             Balance        Balance
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)

Discounted Principal Balance

Initial Notional/Certificate Balance     650,000,000.00  6.03%    72,750,000.00     6.12%        73,850,000.00     24,631,519.20
Percent of ANIV                                  52.79%                   5.91%                          6.00%             2.00%
Certificate Factor                             1.00000                 1.00000                      1.0000000
Notional/Certificate Rate                       6.3500%                 6.4500%                        6.7500%
Target Maturity Date                 September 25, 2000          March 26, 2001             September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH

Aggregate Net Investment Value
Discounted Principal Balance

Notional/Certificate Balance            650,000,000.00           72,750,000.00                  73,850,000.00     13,828,201.67

Adjusted Notional/Certificate Balance   436,810,868.00           72,750,000.00                  73,850,000.00     13,828,201.67

Percent of ANIV                                  73.14%                  12.18%                         12.37%             2.32%
Certificate Factor                             1.00000                 1.00000                      1.0000000

Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding

Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH

Aggregate Net Investment Value
Discounted Principal Balance

Notional/Certificate Balance            650,000,000.00            72,750,000.00                  73,850,000.00     12,512,013.20
Adjusted Notional/Certificate Balance   372,944,625.14            72,750,000.00                  73,850,000.00     12,512,013.20
Percent of ANIV                                  70.09%                   13.67%                         13.88%             2.35%
Certificate Factor                             1.00000                  1.00000                      1.0000000

Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding

Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date



---------------------------------------------------------------------------------------------------------

CURRENT MONTH COLLECTION ACTIVITY                                 VEHICLES
                                                                  --------

Principal Collections                                                                 6,373,901.31
Prepayments in Full                                                 1504             23,385,849.57
                                                                    ----
Reallocation Payment                                                 17                 250,728.08
                                                                     --
Interest Collections                                                                  3,114,162.03
Net Liquidation Proceeds and Recoveries                                               1,833,837.20
Net Liquidation Proceeds - Vehicle Sales                                             29,361,688.18
Non-Recoverable Advances                                                               (237,661.92)
                                                                                   ---------------
Total Available                                                                      64,082,504.45

---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------

CAPPED AND UNCAPPED EXPENSES:                               AMOUNT                     ANNUAL AMOUNT
                                                 -----------------------      --------------------------
Total Capped Expenses Paid                                    32,441.31                      129,765.24
Total Uncapped Expenses Paid
                                                                      -                               -
Capped and Uncapped Expenses Due

                                                                                                      -
SERVICER'S FEE DUE:

Servicer's Fee Shortfall Carryforward

                                                                      -
Servicer's Fee Due Current Period                            497,699.22
Servicer's Fee Paid                                          497,699.22
Servicer's Fee Balance Due
                                                                      -
SUPPLEMENTAL SERVICER'S FEES                                  73,389.84

---------------------------------------------------------------------------------------------------------

REVOLVING PERIOD:                                          VEHICLES                       AMOUNT
                                                           --------                       ------
Beginning Unreinvested Principal Collections

                                                                                              -
Principal Collections & Liquidated Contracts

                                                                                              -
Allocation to Subsequent Contracts                            0                               -

                                                                               ---------------------------
Ending Unreinvested Principal
Collections                                                                                   -


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Holly Pearson
-------------------------------
Holly Pearson, Treasury Manager